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                                                                   Exhibit 10.21

                      LAW OFFICE INFORMATION SYSTEMS, INC.
                             1996 STOCK OPTION PLAN
                                OPTION AGREEMENT

     1.   Grant of Option.  Law Office Information Systems, Inc.  (the
          ---------------
"Company"), hereby grants to the Optionee (the "Optionee") named in the Notice of Grant, an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1996 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in
Section 422 of the Code. However, if this Option is intended to be Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     2.   Exercise of Option.  This Option shall be exercisable during its term
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in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

          (a)  Right to Exercise.
               -----------------

               (i)   This Option may not be exercised for a fraction of a Share.

               (ii) In the event of Optionee's death, disability or other termination of the Optionee's Continuous Status as an Employee or Consultant, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(i)(c).

               (iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

          (b) Method of Exercise.  This Option shall be exercisable by written
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     notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan.
     Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accomplished by payment of the Exercise Price.
     This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

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          No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or national market systems upon which the Common Stock is then listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3.   Optionee's Representations.  In the event the Shares purchasable
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pursuant to the exercise of this Option have not been registered under the
Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4.   Lock-Up Period.  Optionee hereby agrees that if so requested by the
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Company or any representative of the underwriters, (the "Managing Underwriter")
in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5.   Method of Payment.  Payment of the Exercise Price shall be by any of
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the following, or a combination thereof, at the election of the Optionee:

          (a)  cash; or

          (b)  check; or

          (c)  surrender of other shares of Common Stock of the Company which
     (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (d) to the extent authorized by the Company, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

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     6.   Restrictions on Exercise.  This Option may not be exercised if the
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issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of the Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation

     7.   Termination of Relationship.  In the event an Optionee's Continuous
          ---------------------------
Status as an Employee or Consultant terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     8.   Disability of Optionee.  Notwithstanding the provisions of Section 6
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above, in the event of termination of an Optionee's Continuous Status as an
Employee or Consultant as a result of his or her Disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant) exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     9.   Death of Optionee.  In the event of termination of Optionee's
          -----------------
Continuous Status as an Employee or Consultant as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

     10.  Change of Control:
          -----------------

          (a) In the event that a "Change of Control" (as defined below) occurs, the Option shall immediately become fully vested.

          (b) A "Change of Control" shall be deemed to have occurred if:

               (i) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") of the Company cease for any reason to constitute at least 51% of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then

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          comprising the Incumbent Board shall be, for purposes of this
          Agreement, considered as though such person were a member of the Incumbent Board;

               (ii) the Company shall consummate a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own outstanding voting securities representing more than 50% of the combined voting power entitled to vote generally in the election of directors ("Voting Securities") of the reorganized, merged or consolidated company;

               (iii) the stockholders of the Company shall approve a sale of all or substantially all of the stock or assets of the Company; or

               (iv) any "person," as that term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries, or any entity organized, appointed or established by the Company for or pursuant to the terms of such a plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person (as well as any "Person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall become the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 40% or more of either the then outstanding shares of common stock, par value $.001 per share, of the Company ("Common Stock") or the Voting Securities of the Company, in either such case other than solely as a result of acquisitions of such securities directly from the Company.

     11.  Non-Transferability of Option.  This Option may not be transferred in
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any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs successors and assigns of the Optionee.

     12.  Term of Option.  This Option may be exercised only within the term set
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out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

     13.  Tax Consequences.  Set forth below is a brief summary as of the date
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of this Option of some of the federal tax consequences of exercise of this
Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

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          (a) Exercise of an ISO.  If this Option qualifies as an ISO, there
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     will be no regular federal income tax liability upon the exercise of the
     Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (b) Exercise of an NSO.  There may be a regular federal income tax
              ------------------
     liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (c) Disposition of Shares.  In the case of an NSO, if Shares
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     transferred pursuant to the Option are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.

          (d) Notice of Disqualifying Disposition of ISO Shares.  If the Option
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     granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

                                        Law Office Information Systems, Inc.



                                        By:
                                           --------------------------------

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     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE
OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 1996 STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL
IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO
TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT
CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:
      -------------------------------     ---------------------------------
                                          Optionee

                                          Residence Address:


                                          ---------------------------------

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                               CONSENT OF SPOUSE
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     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


--------------------------------------------------------------------------------
Spouse of Optionee

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                      LAW OFFICE INFORMATION SYSTEMS, INC.
                             1996 STOCK OPTION PLAN
                                NOTICE OF GRANT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

Mark O. Beyland
105 North 28/th/ Street
Van Buren, Arkansas 72956

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

Grant Number                      17

Date of Grant                     May 25, 1999

Vesting Commencement Date         May 25, 1999

Exercise Price per Share          $5.81

Total Number of Shares Granted    220,727

Total Exercise Price              $1,282,423.80

Type of Option:                     X    Incentive Stock Option
                                  -----

                                         Nonstatutory Stock Option
                                  -----

Term/Expiration Date:             May 25, 2009

Vesting Schedule:
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     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     Fifty percent (50%) of the Shares subject to this Option shall vest upon the Vesting Commencement Date, and one forty-eighth (1/48th) of the Shares subject to the Option shall vest each month thereafter.

     Termination Period:
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     This Option may be exercised for three (3) months after termination of employment or consulting relationship, or such longer period as may be applicable upon death or Disability of Optionee as provided in the Plan, but in no event later than the Term/Expiration Date as provided above.

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